Supplement Dated November 10, 2026

To The Prospectus Dated April 27, 2026

JNL® Series Trust

Please note that the changes below may impact your variable annuity and/or variable life product(s).

All changes are effective immediately.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL/DoubleLine® Shiller Enhanced CAPE® Fund, please delete the first paragraph in the entirety and replace with the following:

Principal Investment Strategies. The Fund seeks to achieve its objective by looking to achieve total return (capital appreciation and current income) in excess of the Shiller Barclays CAPE® US Sector Tilted II ER USD Index (the “Index”).

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL/DoubleLine® Shiller Enhanced CAPE® Fund, please delete the fifth paragraph in the entirety and replace with the following:

The Index incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) ratio (the “CAPE® Ratio”). The Index aims to identify undervalued sectors based on a modified CAPE® Ratio, and then uses a momentum factor to seek to reduce the risk of investing in a sector that may appear undervalued, but which may have also had recent relative price underperformance due to fundamental issues with the sector that may negatively affect the sector’s long-term total return. The Index also applies a risk-aware sector weighting approach designed to reduce the magnitude of active sector weights relative to the broader equity market.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL/DoubleLine® Shiller Enhanced CAPE® Fund, please delete the seventh paragraph in the entirety and replace with the following:

Through the Index, the Fund will have focused exposures to the sectors making up the Index. The Index’s methodology calculates normalized earnings for each of the eleven GICS sectors over the past ten years, adjusts those earnings for inflation, and uses the resulting information to calculate valuation measures for each sector. As of the date of this Prospectus, the eleven sectors making up the Index include: Communication Services, Consumer Discretionary, Consumer Staples, Energy, Financials, Health Care, Industrials, Materials, Technology, Utilities and Real Estate. Under the Index methodology, selected sectors that are deemed to be undervalued are overweighted and sectors that are excluded by the methodology are underweighted, subject to sector weight constraints, including a maximum sector weight. The Index also incorporates a volatility adjustment under which active overweights and underweights are allocated based on inverse volatility, so that higher-volatility sectors receive lower active weights relative to lower-volatility sectors. These features are intended to promote diversification and provide a more benchmark-aware implementation of the CAPE® methodology across sectors. As a result, the Fund’s net asset value may be affected to a greater degree by factors affecting those sectors or industries than a fund that invests more broadly.

In the section, “Additional Information About Each Fund,” under “Principal Investment Strategies,” for the JNL/DoubleLine® Shiller Enhanced CAPE® Fund, please delete the first paragraph in the entirety and replace with the following:

Principal Investment Strategies. The Fund seeks to achieve its objective by looking to achieve total return (capital appreciation and current income) in excess of the Shiller Barclays CAPE® US Sector Tilted II ER USD Index (the “Index”).

In the section, “Additional Information About Each Fund,” under “Principal Investment Strategies,” for the JNL/DoubleLine® Shiller Enhanced CAPE® Fund, please delete the fifth and sixth paragraphs in the entirety and replace with the following:

The Index incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) ratio (the “CAPE® Ratio”). The Index aims to identify undervalued sectors based on a modified CAPE® Ratio, and then uses a momentum factor to seek to reduce the risk of investing in a sector that may appear undervalued, but which may have also had recent relative price underperformance due to fundamental issues with the sector that may negatively affect the sector’s long-term total return. The Index also applies a risk-aware sector weighting approach designed to reduce the magnitude of active sector weights relative to the broader equity market.

The Index allocates a modified market-capitalization weighted notional long exposure to sectors of the U.S. equity market, adjusting their allocations based on relative valuation, as determined using the modified CAPE Ratio. Each U.S. sector is represented by a sector ETF, which is an ETF in the family of Select Sector SPDR Funds or, in the case of the real estate sector, the iShares Dow Jones U.S.

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Real Estate Index Fund. Each month, the Index evaluates the U.S. sectors based on a modified CAPE® Ratio (a “value” factor) and a twelve-month price momentum factor (a “momentum” factor). The Index aims to overweight U.S. sectors that appear undervalued and exhibit stronger price momentum, while underweighting the remaining sectors. The five sectors with the lowest relative CAPE® Ratios are identified each month, and the sector with the weakest twelve-month price momentum among those five sectors is excluded. The remaining four sectors are selected for overweighting. Active sector weights are allocated subject to predefined constraints relative to the broader market, helping to maintain diversification and limit deviations from market sector exposures. The Select Sector SPDR Funds are typically comprised of issuers represented in the S&P 500 Index. As of August 31, 2026, the issuers represented in the S&P 500 Index had market capitalizations ranging from $5.36 trillion to $6.74 billion.

In the section, “Additional Information About Each Fund,” under “Principal Investment Strategies,” for the JNL/DoubleLine® Shiller Enhanced CAPE® Fund, please delete the eighth paragraph in the entirety and replace with the following:

Through the Index, the Fund will have focused exposures to the sectors making up the Index. The Index’s methodology calculates normalized earnings for each of the eleven GICS sectors over the past ten years, adjusts those earnings for inflation, and uses the resulting information to calculate valuation measures for each sector. As of the date of this Prospectus, the eleven sectors making up the Index include: Communication Services, Consumer Discretionary, Consumer Staples, Energy, Financials, Health Care, Industrials, Materials, Technology, Utilities and Real Estate. Under the Index methodology, selected sectors that are deemed to be undervalued are overweighted and sectors that are excluded by the methodology are underweighted, subject to sector weight constraints, including a maximum sector weight. The Index also incorporates a volatility adjustment under which active overweights and underweights are allocated based on inverse volatility, so that higher-volatility sectors receive lower active weights relative to lower-volatility sectors. These features are intended to promote diversification and provide a more benchmark-aware implementation of the CAPE® methodology across sectors. As a result, the Fund’s net asset value may be affected to a greater degree by factors affecting those sectors or industries than a fund that invests more broadly.

In the section, “Additional Information About Each Fund,” under “Principal Investment Strategies,” for the JNL/DoubleLine® Shiller Enhanced CAPE® Fund, please delete the last paragraph in the entirety and replace with the following:

Note regarding Index-Based Swaps. In cases where a Fund enters into a swap transaction or other transaction based on an index, the transaction pricing will typically reflect, among other things, compensation to the index sponsor for the use of the index sponsor’s intellectual property and/or index data (“Intellectual Property”) in connection with the transaction. These costs may be significant and will cause the return on the Fund’s investment in a swap transaction or other transaction based on the index to underperform the index. Barclays Bank PLC, the sponsor of the Shiller Barclays CAPE® US Sector Tilted TR USD Index, has agreed that it will not charge DoubleLine Shiller Enhanced CAPE®’s swap counterparties, if any, more than 0.38% of the notional value of any swap transactions related to the Index, for the use of its Intellectual Property. The terms of these transactions may change over time without notice to shareholders.

In the section, “Management of the Trust,” under “Management Fee,” please delete the table row for the JNL/DoubleLine® Shiller Enhanced CAPE® Fund in the entirety and replace with the following:

Fund	Assets	Advisory Fee (Annual Rate Based on Average Daily Net Assets of each Fund)	Aggregate Fee Paid to Adviser based on Average Daily Net Asset as of December 31, 2025
JNL/DoubleLine® Shiller Enhanced CAPE® Fund[21]	$0 to $500 million	.575%
	$500 million to $1 billion	.550%
	$1 billion to $3 billion	.470%
	$3 billion to $5 billion	.460%
	Over $5 billion	.450%	0.54%

[21]	As of October 22, 2026, JNAM will voluntarily waive .045% of management fees on the Fund’s assets up to $500 million and .050% on assets over $500 million. There is no guarantee that JNAM will continue to provide the waiver in the future.

This Supplement is dated November 10, 2026.

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